THIS ALTERNATIVE CURRENCY PROMISSORY NOTE RESTATES AND MODIFIES THE EVIDENCE OF INDEBTEDNESS PURSUANT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AS AMENDED, AND THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL AMOUNT OF $10,000,000.00, EACH DATED AS OF MAY 20, 2005, UPON WHICH DOCUMENTARY STAMP TAX WAS PAID.

ALTERNATIVE CURRENCY PROMISSORY NOTE

SEPTEMBER 28, 2005

$1,200,000

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to Wachovia Bank, National Association, or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Third Amended and Restated Credit Agreement, dated as of May 20, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Bairnco Corporation, certain of its Subsidiaries, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Committed Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranties.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

ATLANTIC SERVICE CO. (UK) LTD.

By:

Name: Lawrence C. Maingot

Title:  Director

BERTRAM & GRAF GMBH

By:

Name:  Luke E. Fichthorn III

Title:  Director

EUROKASCO S.A.S.

By:

Name: Lawrence C. Maingot

Title:  Assistant Treasurer

ATLANTIC SERVICE CO. LTD.

By:

Name: Lawrence C. Maingot

Title:  Secretary

THIS PROMISSORY NOTE RESTATES AND MODIFIES THE EVIDENCE OF INDEBTEDNESS PURSUANT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT AS AMENDED, AND THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL AMOUNT OF $10,000,000.00, EACH DATED AS OF MAY 20, 2005, UPON WHICH DOCUMENTARY STAMP TAX WAS PAID.

PROMISSORY NOTE

SEPTEMBER 28, 2005

$8,800,000

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to Wachovia Bank, National Association, or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Third Amended and Restated Credit Agreement, dated as of May 20, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Bairnco Corporation, certain of its Subsidiaries, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Committed Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranties.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

BAIRNCO CORPORATION

By:

Name: Lawrence C. Maingot

Title:  Assistant Secretary

ARLON, INC.

By:

Name:  Lawrence C. Maingot

Title:  Assistant Secretary

KASCO CORPORATION

By:

Name:  Lawrence C. Maingot

Title:  Vice President

THIS PROMISSORY NOTE RESTATES AND MODIFIES THE EVIDENCE OF INDEBTEDNESS PURSUANT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AS AMENDED, AND THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000, EACH DATED AS OF MAY 2005, UPON WHICH DOCUMENTARY STAMP TAX WAS PAID.

PROMISSORY NOTE

SEPTEMBER 28, 2005

$13,200,000

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to Bank of America, N.A., a national banking association, or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Third Amended and Restated Credit Agreement, dated as of May 20, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Bairnco Corporation, certain of its Subsidiaries, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Committed Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranties.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

BAIRNCO CORPORATION

By:

Name: Lawrence C. Maingot

Title:  Assistant Secretary

ARLON, INC.

By:

Name:  Lawrence C. Maingot

Title:  Assistant Secretary

KASCO CORPORATION

By:

Name:  Lawrence C. Maingot

Title:  Vice President

THIS ALTERNATIVE CURRENCY PROMISSORY NOTE RESTATES AND MODIFIES THE EVIDENCE OF INDEBTEDNESS PURSUANT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AS AMENDED, AND THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000, EACH DATED AS OF MAY 20, 2005, UPON WHICH DOCUMENTARY STAMP TAX WAS PAID.

ALTERNATIVE CURRENCY PROMISSORY NOTE

SEPTEMBER 28, 2005

$1,800,000

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to Bank of America, N.A., a national banking association, or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Third Amended and Restated Credit Agreement, dated as of May 20, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Bairnco Corporation, certain of its Subsidiaries, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in the currency in which such Committed Loan was denominated and in Same Day Funds at the Administrative Agent’s Office for such currency.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Note is also entitled to the benefits of the Guaranties.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

ATLANTIC SERVICE CO. (UK) LTD.

By:

Name: Lawrence C. Maingot

Title:  Director

BERTRAM & GRAF GMBH

By:

Name:  Luke E. Fichthorn III

Title:  Director

EUROKASCO S.A.S.

By:

Name: Lawrence C. Maingot

Title:  Assistant Treasurer

ATLANTIC SERVICE CO. LTD.

By:

Name: Lawrence C. Maingot

Title:  Secretary

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of September 28, 2005, among BAIRNCO CORPORATION, a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto pursuant to Section 2.14 (each a “Designated Borrower” or a “Foreign Subsidiary Designated Borrower” as defined in Section 2.14, and, together with the Company, the “Borrowers” and, each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, Lenders and Company executed that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005 (the “Agreement”) which Agreement provided that, subject to the terms contained therein, Lender would extend to Borrower a credit facility in the amount of up to TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00); and

WHEREAS, Lenders and Company desire to modify the terms and conditions of the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have mutually agreed as follows:

1.

The Agreement is hereby modified by adding the definition of “Alternative Currency Note” to Section 1.01 in its entirety as follows:

“Alternative Currency Note” means an alternative currency promissory note made by a Foreign Subsidiary Designated Borrower in favor of a Lender evidencing Loans made by such Lender to such Foreign Subsidiary Designated Borrower.

2.

The definition of “Alternative Currency Sublimit” as listed in Section 1.01 of the Agreement is hereby modified and restated in its entirety as follows:

“Alternative Currency Sublimit” means an amount equal to the Alternative Currency Equivalent of $3,000,000 in Dollars.   The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Commitment and will be funded under the Alternative Currency Notes.

3.

The Agreement is hereby modified by adding the definition of “Foreign Subsidiary Designated Borrower” to Section 1.01 in its entirety as follows:

“Foreign Subsidiary Designated Borrower” has that meaning as set forth in Section 2.14.

4.

The definition of “Loan Parties” as listed in Section 1.01 of the Agreement is hereby modified and restated in its entirety as follows:

“Loan Parties” means, collectively, the Company, each Designated Borrower, each Foreign Subsidiary Designated Borrower (as defined in Section 2.14(a)), and each Subsidiary Guarantor, except for purposes of Article V Loan Parties shall mean, collectively, the Company, Designated Borrower and Foreign Subsidiary Designated Borrower.

5.

The Agreement is hereby modified by adding 2.01(a)(ix) in its entirety as follows:

(ix)

Arlon MED International, LLC, a Delaware limited liability company, Kasco Corporation, a Delaware corporation, and Kasco Mexico, LLC, a Delaware limited liability company, each shall grant a security interest to Lender of sixty-five percent (65%) of the equity interest in each Foreign Subsidiary owned by it to secure the obligations related to the Agreement and shall submit to Lender an interest pledge and security agreement in form and content satisfactory to Lender effectuating same together with other documents reasonably requested by Lender to perfect such pledge.

6.

The Agreement is hereby modified by adding 2.01(c) in its entirety as follows:

(c)

Notwithstanding anything to the contrary contained herein, that portion of the Committed Loans which is equal to the Alternative Currency Sublimit is only available to the “Foreign Subsidiary Designated Borrowers” and not to the Borrowers who are not Foreign Subsidiary Designated Borrowers.

7.

Section 2.14(a) of the Agreement is hereby modified and is restated in its entirety as follows:

(a)  Effective as of the date hereof, Arlon, Inc. and Kasco Corporation shall be a “Designated Borrower” hereunder and may receive Loans for its account on the terms and conditions set forth in this Agreement.   Atlantic Service Co. (UK) Ltd., Bertram & Graf GmbH, EuroKasco S.A.S. and Atlantic Service Co. Ltd. shall be a “Foreign Subsidiary Designated Borrower” and may receive Loans for its account on the terms and conditions set forth in this Agreement but only to the extent such Loans do not exceed the Alternative Currency Sublimit and are funded under the Alternative Currency Notes.  The Foreign Subsidiary Designated Borrower shall be the only makers of the Alternative Currency Notes and amounts funded under such Notes shall only be available to the Foreign Subsidiary Designated Borrowers.

8.

Section 4.01(a)(ii) of the Agreement is hereby modified and is restated in its entirety as follows:

(ii)

Notes executed by Borrowers other than the Foreign Subsidiary Designated Borrowers in favor of each Lender requesting Notes and Alternative Currency Promissory Notes executed by Foreign Subsidiary Designated Borrowers in favor of each Lender requesting Alternative Currency Promissory Notes.

9.

Company acknowledges that as of the date of this Amendment, Lender is not in default of any of its obligations to Company and there exist no claims, causes of action, rights of setoff or other defense in favor of Company against Lender.  Company waives and releases any such claim, cause of action, right of setoff or other defenses in favor of Company against Lender and hereby waives any right to trial by jury in regard to any litigation between any and all of the parties to this Amendment.  This provision is a material inducement for the Lender to enter into this Amendment.

10.

Nothing herein invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Agreement, and the same, except as herein modified, shall continue in full force and effect and Company further covenants and agrees to perform and comply with each and every of the covenants, agreements, conditions and stipulations of the Agreement which are not inconsistent herewith.

11.

Except as herein modified, the Agreement is confirmed in its entirety.

12.

In the case of conflict between the provisions of the Agreement, on the one hand, and this Amendment on the other hand, the provisions of this Amendment shall prevail.

13.

This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Amendment.

14.

This Amendment shall become effective upon the payment of Agent’s attorneys fees in regard to this matter and the execution and delivery of the following documents (together referred to as the “Amendment Documents”):

(a)

this Amendment;

(b)

the Third Amended and Restated Guaranty;

(c)

Promissory Note in favor of Bank of America, N.A. in the amount of $13,200,000.00;

(d)

Promissory Note in favor of Wachovia Bank, National Association in the amount of $8,800,000.00;

(e)

Alternative Currency Promissory Note in favor of Bank of America, N.A. in the amount of $1,800,000.00;

(f)

Alternative Currency Promissory Note in favor of Wachovia Bank, National Association in the amount of $1,200,000.00;

(g)

Interest Pledge and Security Agreement executed by Kasco Corporation in favor of Agent;

(h)

Interest Pledge and Security Agreement executed by Kasco Mexico, LLC in favor of Agent; and

(i)

Interest Pledge and Security Agreement executed by Arlon MED International, LLC in favor of Agent;

15.

In addition, the Loan Parties shall deliver to Agent on or before November 30, 2005:

(a)

the Board of Directors authorizing resolutions or other governing body resolutions in form and content reasonably acceptable to Lender, which resolutions will authorize and ratify the adoption of the Amendment Documents and the execution and delivery of the Amendment Documents by the representatives of the Loan Parties who executed the applicable Loan Document; and

(b)

opinion of counsel for the Loan Parties in form and content reasonably acceptable to Agent.

In the event such resolutions and opinion are not delivered to Agent on or before November 30, 2005, the Amendment Documents shall be null and void and the Loan Documents previously in effect, including but not limited to the Third Amended and Restated Credit Agreement and Second Amended and Restated Guaranty, shall be reinstated and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

BAIRNCO CORPORATION

By:  ______________________________________

Name: Lawrence C. Maingot

Title:  Assistant Secretary

ARLON, INC.

By:  ______________________________________

Name:  Lawrence C. Maingot

Title:   Assistant Secretary

KASCO CORPORATION

By:  ______________________________________

Name:  Lawrence C. Maingot

Title:  Vice President

ATLANTIC SERVICE CO. (UK) LTD.

By:  ______________________________________

Name: Lawrence C. Maingot

Title:  Director

BERTRAM & GRAF GMBH

By:  ______________________________________

Name:  Luke E. Fichthorn III

Title:  Director

EUROKASCO S.A.S.

By:  ______________________________________

Name: Lawrence C. Maingot

Title:  Assistant Treasurer

ATLANTIC SERVICE CO. LTD.

By:  ______________________________________

Name: Lawrence C. Maingot

Title:  Secretary

BANK OF AMERICA, N.A., as

Administrative Agent

By: /s/ Anne M. Zeschke

Name:  Anne M. Zeschke

Title:  Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Steven L. Gressel

Name:  Steven L. Gressel

Title:  Senior Vice President

WACHOVIA BANK, as a Lender

By: /s/ Todd A. Smith

Name:  Todd A. Smith

Title:  Vice President

THIRD AMENDED AND RESTATED GUARANTY

THIS THIRD AMENDED AND RESTATED GUARANTY (this “Guaranty”) dated as of September 28, 2005 is executed by Bairnco Corporation, a Delaware corporation (“Bairnco”), each of its undersigned Subsidiaries and each other Subsidiary of Bairnco that may become a party hereto in accordance with Section 13 hereof (Bairnco and each Subsidiary of Bairnco collectively hereinafter referred to as the “Guarantors” and individually as a “Guarantor”) in favor of BANK OF AMERICA, N.A., (“Bank of America”) as Agent (as hereinafter defined in the first recital below) and amends and restates in its entirety that certain Second Amended and Restated Guaranty dated as of May 20, 2005 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Existing Guaranty”), by Bairnco, Arlon, Inc., a Delaware corporation (“Arlon”), Kasco Corporation, a Delaware corporation (“Kasco”), Arlon Adhesives & Films, Inc., a Texas corporation (“Arlon Adhesive”), Arlon Partners, Inc., a Delaware corporation (“Arlon Partners”), Arlon Signtech, Ltd., a Texas limited partnership (“Arlon Signtech”), Arlon Viscor, Ltd., a Texas limited partnership (“Arlon Viscor”), Arlon MED International, LLC, a Delaware limited liability company (“Arlon MED”), Atlantic Service Co. (UK) Ltd., a company organized under the laws of the United Kingdom (“Atlantic Service (UK)”), Bertram & Graf GmbH, an entity formed under the laws of Germany (“Bertram & Graf”), EuroKasco S.A.S., an entity formed under the laws of France (“EuroKasco”), Kasco Mexico, LLC, a Delaware limited liability company (“Kasco Mexico”), Arlon Materials for Electronics Co. Ltd., a limited liability company organized under the laws of China (“Arlon Materials”), Arlon Material Technologies Co. Ltd., a limited liability company organized under the laws of China (“Arlon Material Technologies”), Atlantic Service Co. Ltd., a limited liability company organized under the laws of Canada (“Atlantic Service”), Kasco Ensambly S.A. de C.V., an entity formed under the laws of Mexico (“Kasco Ensambly”) and other subsidiaries of Bairnco party thereto as of the date hereof in favor of Bank of America, as agent, and releases Atlantic Service (UK), Bertram & Graf, EuroKasco, Arlon Materials, Arlon Material Technologies, Atlantic Service and Kasco Ensambly as Guarantors of the Existing Guaranty.

RECITALS

WHEREAS, Bairnco Corporation (“Bairnco”), certain of its Subsidiaries, certain lenders (the “Lenders”) and Bank of America, as agent for the Lenders (the “Agent”), have entered into that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005 (as the same may be amended, restated, supplemented or other wise modified from time to time, hereinafter referred to as the “Credit Agreement”) pursuant to which the Lenders have extended credit to Bairnco and certain of its Subsidiaries (each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement);

WHEREAS, Guarantors have requested that Lenders and Agent amend the Credit Agreement and Existing Guaranty as herein provided; and

WHEREAS, Lenders and Agent hereby release Atlantic Service (UK), Bertram & Graf, EuroKasco, Arlon Materials, Arlon Material Technologies, Atlantic Service and Kasco Ensambly from the Existing Guaranty and none of such companies shall hereafter be a Guarantor for purposes of this Guaranty, the Credit Agreement or any of the Loan Documents contemplated by the Credit Agreement; and

WHEREAS, each Guarantor has received and will continue to receive substantial benefits from the extension of credit pursuant to the Credit Agreement;

NOW, THEREFORE, in order to induce the Lenders to enter into the Credit Agreement, each Guarantor hereby covenants as follows:

SECTION 1.  Guaranty.  (a) Subject to Section 1(b), each Guarantor (it being specifically agreed that none of Atlantic Service (UK), Bertram & Graf, EuroKasco, Arlon Materials, Arlon Material Technologies, Atlantic Service and Kasco Ensambly are Guarantors) hereby unconditionally guarantees the performance and the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations (except such Guarantor’s Obligations as a Borrower) under and in connection with the Loan Documents (all such obligations being hereinafter collectively called the “Guaranteed Liabilities”).

(b)  The liability of each of the Guarantors under this Guaranty shall not exceed the maximum amount of liability that such Guarantor can hereby incur without rendering this Guaranty voidable under the applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.  For purposes of determining such liability of each of the Guarantors, due consideration shall be given to the direct and indirect benefits received by each of the Guarantors as a result of the extension of credit under the Credit Agreement.

(c)  This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect notwithstanding the dissolution of any Guarantor or that at any time or from time to time all Guaranteed Liabilities may have been paid in full.

SECTION 2.  Disgorged Payments.  Each Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by the Agent or the Lenders at any of the Guaranteed Liabilities is or must be rescinded or returned by the Agent or the Lenders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Company), such Guaranteed Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or the Lenders, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Liabilities, all as though such application by the Agent or the Lenders had not been made.

SECTION 3.  Certain Permitted Actions.  To the extent permitted by law, each of the Agent and any Lender each may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to any Guarantor or any other Person, take any or all of the following actions without impairing its rights arising hereunder: (a) retain or obtain a lien upon or a security interest in any property to secure any of the Guaranteed Liabilities, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to such Guarantors’ obligations, with respect to any of the Guaranteed Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Guaranteed Liabilities, or release or compromise any obligation of any Borrower under any Loan Document or any obligation of any nature of any other obligor with respect to any of the Guaranteed Liabilities, (d) release or fail to perfect its lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranteed Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to any Guarantor for payment of any of the Guaranteed Liabilities, whether or not the Agent or the Lenders (i) shall have resorted to any property securing any of the Guaranteed Liabilities or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Guaranteed Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by each Guarantor).

SECTION 4.  Application of Funds.  Any amounts received by the Agent or the Lenders from whatsoever source on account of the Guaranteed Liabilities may be applied by it toward the payment of such of the Guaranteed Liabilities, and in such order of application, as the Agent and the Lenders may from time to time elect.

SECTION 5.  Limit on Subrogation; Waivers.  (a) No payment made by or for the account of any Guarantor pursuant to this Guaranty shall entitle any Guarantor by subrogation or otherwise to any payment by any Borrower or by any Guarantor or from or out of any property of any Borrower or any Guarantor, and no Guarantor shall exercise any right or remedy against any Borrower or any Guarantor or any property of any Borrower or any Guarantor by reason of any performance by such Guarantor of this Guaranty, all of which rights and remedies are hereby waived by such Guarantor to the fullest extent permitted by law.

(b) To the extent permitted by law, each Guarantor hereby expressly waives (i) notice of acceptance by the Agent or the Lenders of this Guaranty, (ii) notice of the existence or creation or non-payment of all or any of the Guaranteed Liabilities, (iii) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (iv) all diligence in collection or protection of or realization upon the Guaranteed Liabilities or any security for or guaranty of any of the foregoing.

SECTION 6.  Transfer of Obligations. Subject to the provisions of the Credit Agreement, the Agent and the Lenders may, from time to time, without notice to any Guarantor, assign or transfer, or cause to be assigned or transferred, any or all of the Guaranteed Liabilities or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Liabilities shall be and remain Guaranteed Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Liabilities or of any interest therein, to the extent of the interest of such assignee or transferee in the Guaranteed Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Agent or a Lender.

SECTION 7.  No Conditions to Effectiveness.  No claim or defense by any Person as to the invalidity or unenforceability of any obligation under the Loan Documents shall affect or impair the obligations of the Guarantors under this Guaranty.  The obligation of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of any Guarantor or any Borrower.  Each Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

SECTION 8.  Warranties.  Each Guarantor hereby warrants and represents to the Agent and the Lenders that (i) it now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of each Borrower, and the Agent and the Lenders shall not have any duty or responsibility to provide such Guarantor with any credit or other information concerning the affairs, financial condition or business of any Borrower which may come into such Person’s possession; (ii) all things necessary to make this Guaranty the legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, have been done and performed; (iii) the execution, delivery and performance of this Guaranty by such Guarantor are within its powers and do not (a) contravene any law, rule or regulation presently in effect which affects or binds it or any of its properties, or (b) conflict with or result in a breach of any guaranty or loan or credit agreement or any other agreement or instrument to which it is a party in respect of indebtedness for money borrowed, except for such contraventions, conflicts and breaches that, in the aggregate, will not have a material adverse effect on Bairnco and its Subsidiaries on a consolidated basis; and (iv) any and all information heretofore or hereafter provided by such Guarantor to the Agent and the Lenders hereunder and certified by an Authorized Officer of such Guarantor is and shall be true and accurate in all respects as the date furnished and does not and shall not omit any material fact necessary to make the information not misleading.

SECTION 9.  Modification of Guaranty.  This Guaranty shall not be amended, supplemented or otherwise modified without the written consent of the Agent and the Required Lenders and the Guarantors.

SECTION 10.  Notices.  All notices or other communications given hereunder shall be in writing (including telex and facsimile communication) and mailed, telexed, telecopied or delivered: (a) if to a Guarantor, to it at its address set forth on the signature pages hereof or at such other address as shall have been or be designated by it in a written notice to the Agent; and (b) if to the Agent or any Lender, to such Person at its address set forth in the Credit Agreement or at such other address as shall have been or be designated by it in a written notice to the Guarantors.

All such notices and communications shall be deemed to have been duly made or give (i) when delivered by hand, (ii) five (5) Business Days after being deposited in the mail, postage prepaid, (iii) when telexed, answer back received, or (iv) when by facsimile communication, receipt acknowledged.

SECTION 11.  GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN ORANGE COUNTY, FLORIDA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

(I)

ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(II)

WAIVES ANY DEFENSE OF FORUM NON COVENIENS;

(III)

AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH THIS SECTION 11;

(IV)

AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(V)

AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

(VI)

AGREES THAT THE PROVISIONS OF THIS SECTION 11 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

(b) EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, THE GUARANTORS OR THE BORROWERS.  EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

SECTION 12.  Resolution of Drafting Ambiguities.  Each of the parties hereto acknowledge that it was represented by counsel in connection with the preparation, execution and delivery of this Guaranty, that its counsel reviewed the foregoing and participated in the negotiation thereof and any rule of construction under any applicable law to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Guaranty.

SECTION 13.  Additional Guarantors.  The initial Guarantors hereunder shall be Bairnco and such of the Subsidiaries of Bairnco as are signatories hereto on the date hereof.  From time to time subsequent to the date hereof, additional Subsidiaries of Bairnco may become parties hereto, as additional Guarantors (each and “Additional Guarantor”) by executing a counterpart of this Guaranty.  Upon delivery of any such counterpart to Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Agent not to cause and Subsidiary of Bairnco to become and Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

SECTION 14.  Reaffirmation and Modification of Original Loan Documents.  It is the intention of each of the parties hereto that the Existing Guaranty be amended and restated so as to preserve the perfection and priority of all security interests securing indebtedness under the Credit Agreement, the Existing Guaranty and the other Loan Documents (as defined in the Credit Agreement) and that all indebtedness and obligations of the Borrowers and the guarantors under the Credit Agreement, the Existing Guaranty and the other Loan Documents (as defined in the Credit Agreement) shall be secured by the Loan Documents and that this Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Guaranty.  The parties hereto further acknowledge and agree that this Agreement constitutes an amendment of the Existing Guaranty made under the terms thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed by their respective officers thereunder duly authorized as of the day and year first above written.

BAIRNCO CORPORATION

By:_________________________

Name:

Lawrence C. Maingot

Title:

Assistant Secretary

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

KASCO CORPORATION

By:_________________________

Name:

Lawrence C. Maingot

Title:

Vice President

Address:

1569 Tower Grove Avenue

St. Louis, Missouri 63110

ARLON, INC.

By:_________________________

Name:

Lawrence C. Maingot

Title:

Assistant Secretary

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON ADHESIVES & FILMS, INC.

By:_________________________

Name:

Lawrence C. Maingot

Title:

Vice President and Secretary

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON PARTNERS, INC.

By:_________________________

Name:

Lawrence C. Maingot

Title:

Vice President

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON SIGNTECH, LTD.

By:_________________________

Name:

Lawrence C. Maingot

Title:

Vice President

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON VISCOR, LTD.

By:_________________________

Name:

Lawrence C. Maingot

Title:

Vice President

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

ARLON MED INTERNATIONAL, LLC

By:_________________________

Name:

Lawrence C. Maingot

Title:

Treasurer

Address:

300 Primera Boulevard

Suite 432

Lake Mary, Florida 32746

KASCO MEXICO, LLC

By:_________________________

Name:

Lawrence C. Maingot

Title:

Treasurer

Address:

1569 Tower Grove Avenue

St. Louis, Missouri 63110

INTEREST PLEDGE AND SECURITY AGREEMENT

This Interest Pledge and Security Agreement is made and entered into as of the 28th day of September, 2005, by and between Arlon MED International, LLC, a Delaware limited liability company, hereinafter referred to as “Arlon MED,” and Bank of America, N.A., a national banking association, as Administrative Agent on behalf of the Lender, hereinafter called "Agent,” as follows:

For value received, Arlon MED hereby grants to the Agent a security interest in the following described property, hereinafter referred to as the "Collateral", to-wit: certain units of the capital and voting interest of Arlon Material for Electronics Co. Ltd., a limited liability company organized under the laws of China, and certain units of the capital and voting interest of Arlon Material Technologies Co. Ltd., a limited liability company organized under the laws of China (together such interests are hereinafter referred to in the aggregate as the "Interests" and individually as an "Interest"), which Interests equal but do not exceed sixty-five percent (65%) of the outstanding equity ownership of such Subsidiary, together with all other assets which may at any time arise from such Interests (hereinafter collectively referred to as the "Interest Benefits" and individually as the "Interest Benefit"), to secure: (1) the obligations of any of the Loan Parties pursuant to that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005, by and between Borrower and Agent (the "Credit Agreement"), (2) all reasonable costs and expenses incurred by the Agent in the enforcement of any of the Loan Parties’ obligations under the Credit Agreement; and (3) all liabilities of the Loan Parties to Agent now existing or hereafter incurred relating to the Credit Agreement, and any renewals and extensions thereof and substitutions therefor (with (1) through (3) together herein referred to as the "Obligations").  Arlon Material for Electronics Co. Ltd. and Arlon Material Technologies Co. Ltd. are hereinafter referred to as “Subsidiaries”.  Each capitalized term used but not defined herein shall have the meaning thereto in the Credit Agreement.

ARLON MED WARRANTS, COVENANTS AND AGREES:

1.

Title.  Arlon MED warrants that it has good title and ownership of the Collateral and except for the security interest hereby granted, the Collateral is free from any lien, security interest, encumbrance or claim, and the Arlon MED will, at the Arlon MED's sole cost and expense, defend any action which may effect the Agent's interest herein, or the Arlon MED’s title to the Collateral.

2.

Perfection of Security Interest and Protection of Collateral.  In order to perfect the Agent’s security interest in the Interests and to protect such security interest in the Interests, Arlon MED represents and warrants to Agent and Lender and covenants with Agent and Lenders as follows:

(a)

Arlon MED hereby authorizes a Financing Statement on Form UCC-1 to be filed with the Secretary of State of Delaware listing Arlon MED as debtor and Agent as secured party and describing the Interests as the collateral covered by such Financing Statement.  Continuation statements may be filed by the Agent from time to time.

(b)

Except for such Financing Statement in favor of Agent, no financing statement covering the interests is on file in any jurisdiction or shall be filed at any time before the Obligations are satisfied in full.  Arlon MED has not granted possession or control of the Interests to any other person, and Arlon MED shall not grant possession or control of the Interests to any other person at any time before the Obligations are satisfied in full.

(c)

At the request of Agent, Arlon MED promptly will cause the Interests to be evidenced by investment securities and will deliver control of such Interests duly assigned to Agent to be held as collateral for the Obligations.  Without limiting the generality of the foregoing, upon Agent’s request Arlon MED shall execute in blank such unit powers or other documents as Agent shall require, and such execution shall remain irrevocable during the term of this Agreement.  In that case, the originals of such unit powers shall be held in escrow by the Agent.

3.

Payment.  Arlon MED shall repay immediately all sums expended by the Agent to protect its rights in accordance with the terms and provisions of this Agreement or incurred by Agent to protect, perfect or enforce its rights hereunder, including all reasonable attorneys' fees, including fees on appeal, whether suit be brought or not, provided, however, that the Agent shall bear any recording costs necessary to protect its rights hereunder.

4.

Additional Pledge and Warranty.  Arlon MED warrants that the Collateral constitutes sixty-five percent (65%) of the outstanding capital and voting interest of the Subsidiaries and in the event Subsidiaries authorize additional interest to be issued, Arlon MED will pledge additional interest in Subsidiaries to Agent so that at no time will the interest pledged to Agent be less than sixty-five percent (65%) of the outstanding capital and voting interest of Subsidiaries.  In the event that the Collateral exceeds sixty-five percent (65%) of all outstanding Interest of each Subsidiary, then such excess Interest shall automatically be deemed released from the Collateral.

ARLON MED AND AGENT AGREE:

1.

Attorney-in-Fact.  Arlon MED hereby appoints Agent as Arlon MED’s attorney-in-fact to do any and every act which Arlon MED is obligated under this Agreement to do, and exercise all rights of the Arlon MED in the Collateral consistent herewith and to make collections and to execute any and all papers and instruments and to do other things necessary to preserve and protect the Collateral and the Agent's interest in the said Collateral.

2.

Time of Performance and Waiver.  In performing any act under this Agreement, time shall be of the essence.  The failure of the Agent to exercise any right or remedy shall not be a waiver of any obligation of the Arlon MED or right of the Agent or constitute a waiver of any other similar default subsequently occurring.

3.

Default.  Any default as set forth in the Credit Agreement shall constitute a default hereunder, entitling Agent to the remedies set forth in the Credit Agreement.

4.

Miscellaneous Provisions.

(a)

Parties Bound.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and assigns where permitted under this Agreement.

(b)

Legal Construction.  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision thereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA.

(d)

Jurisdiction.   ARLON MED AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA SITTING IN ORANGE COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE MIDDLE DISTRICT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)

Waiver of Venue.  ARLON MED AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (C) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

INTEREST PLEDGE AND SECURITY AGREEMENT

This Interest Pledge and Security Agreement is made and entered into as of the 28th day of September, 2005, by and between Kasco Mexico, LLC, a Delaware limited liability company, hereinafter referred to as “Shareholder” and Bank of America, N.A., a national banking association, as Administrative Agent on behalf of the Lender, hereinafter called "Agent,” as follows:

For value received, Shareholder hereby grants to the Agent a security interest in the following described property, hereinafter referred to as the "Collateral", to-wit: certain units of the capital and voting interest of Kasco Ensambly S.A. de C.V. (the “Subsidiary”), a corporation formed under the laws of Mexico (together such interests are hereinafter referred to in the aggregate as the "Interests" and individually as an "Interest"), which Interests equal but do not exceed sixty-five percent (65%) of the outstanding equity ownership of such Subsidiary, together with all other assets which may at any time arise from such Interests (hereinafter collectively referred to as the "Interest Benefits" and individually as the "Interest Benefit"), to secure: (1) the obligations of any of the Loan Parties pursuant to that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005, by and between Borrower and Agent as may be amended from time to time (the "Credit Agreement"), (2) all reasonable costs and expenses incurred by the Agent in the enforcement of any of the Loan Parties’ obligations under the Credit Agreement; and (3) all liabilities of the Loan Parties to Agent now existing or hereafter incurred relating to the Credit Agreement, and any renewals and extensions thereof and substitutions therefor (with (1) through (3) together herein referred to as the "Obligations").  Each capitalized term used but not defined herein shall have the meaning thereto in the Credit Agreement.

SHAREHOLDER WARRANTS, COVENANTS AND AGREES:

1.

Title.  Shareholder warrants that it has good title and ownership of the Collateral and except for the security interest hereby granted, the Collateral is free from any lien, security interest, encumbrance or claim, and the Shareholder will, at the Shareholder's sole cost and expense, defend any action which may effect the Agent's interest herein, or the Shareholder’s title to the Collateral.

2.

Perfection of Security Interest and Protection of Collateral.  In order to perfect the Agent’s security interest in the Interests and to protect such security interest in the Interests, Shareholder represents and warrants to Agent and Lender and covenants with Agent and Lenders as follows:

(a)

Shareholder hereby authorizes a Financing Statement on Form UCC-1 to be filed with the Secretary of State of Delaware listing Shareholder as debtor and Agent as secured party and describing the Interests as the collateral covered by such Financing Statement.  Continuation statements may be filed by the Agent from time to time.

(b)

Except for such Financing Statement in favor of Agent, no financing statement covering the interests is on file in any jurisdiction or shall be filed at any time before the Obligations are satisfied in full.  Shareholder has not granted possession or control of the Interests to any other person, and Shareholder shall not grant possession or control of the Interests to any other person at any time before the Obligations are satisfied in full.

(c)

At the request of Agent, Shareholder promptly will cause the Interests to be evidenced by investment securities and will deliver control of such Interests duly assigned to Agent to be held as collateral for the Obligations.  Without limiting the generality of the foregoing, upon Agent’s request Shareholder shall execute in blank such unit powers or other documents as Agent shall require, and such execution shall remain irrevocable during the term of this Agreement.  In that case, the originals of such unit powers shall be held in escrow by the Agent.

3.

Payment.  Shareholder shall repay immediately all sums expended by the Agent to protect its rights in accordance with the terms and provisions of this Agreement or incurred by Agent to protect, perfect or enforce its rights hereunder, including all reasonable attorneys' fees, including fees on appeal, whether suit be brought or not, provided, however, that the Agent shall bear any recording costs necessary to protect its rights hereunder.

4.

Additional Pledge and Warranty.  Shareholder warrants that the Collateral constitutes sixty-five percent (65%) of the outstanding capital and voting interest of the Subsidiary and in the event Subsidiary authorizes additional interest to be issued, Shareholder will pledge additional interest in Subsidiary to Agent so that at no time will the interest pledged to Agent be less than sixty-five percent (65%) of the outstanding capital and voting interest of Subsidiary.  In the event that the Collateral exceeds sixty-five percent (65%) of all outstanding Interest of Subsidiary, then such excess Interest shall automatically be deemed released from the Collateral.

SHAREHOLDER AND AGENT AGREE:

1.

Attorney-in-Fact.  Shareholder hereby appoints Agent as Shareholder’s attorney-in-fact to do any and every act which Shareholder is obligated under this Agreement to do, and exercise all rights of the Shareholder in the Collateral consistent herewith and to make collections and to execute any and all papers and instruments and to do other things necessary to preserve and protect the Collateral and the Agent's interest in the said Collateral.

2.

Time of Performance and Waiver.  In performing any act under this Agreement, time shall be of the essence.  The failure of the Agent to exercise any right or remedy shall not be a waiver of any obligation of the Shareholder or right of the Agent or constitute a waiver of any other similar default subsequently occurring.

3.

Default.  Any default as set forth in the Credit Agreement shall constitute a default hereunder, entitling Agent to the remedies set forth in the Credit Agreement.

4.

Miscellaneous Provisions.

(a)

Parties Bound.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and assigns where permitted under this Agreement.

(b)

Legal Construction.  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision thereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA.

(d)

Jurisdiction.   SHAREHOLDER AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA SITTING IN ORANGE COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE MIDDLE DISTRICT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)

Waiver of Venue.  SHAREHOLDER AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (C) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

INTEREST PLEDGE AND SECURITY AGREEMENT

This Interest Pledge and Security Agreement is made and entered into as of the 28th day of September, 2005, by and between Kasco Corporation, a Delaware corporation, hereinafter referred to as “Shareholder” and Bank of America, N.A., a national banking association, as Administrative Agent on behalf of the Lender, hereinafter called "Agent,” as follows:

For value received, Shareholder hereby grants to the Agent a security interest in the following described property, hereinafter referred to as the "Collateral", to-wit: certain units of the capital and voting interest of Atlantic Service Co. Ltd., a limited liability company organized under the laws of Canada (“Atlantic Service”), Atlantic Service Co. (UK) Ltd., a company organized under the laws of the United Kingdom (“Atlantic Service (UK)”), Bertram & Graf GmbH, an entity formed under the laws of Germany (“Bertram & Graf”), and EuroKasco S.A.S., an entity formed under the laws of France (“EuroKasco”) (together such interests are hereinafter referred to in the aggregate as the "Interests" and individually as an "Interest") which Interests equal but do not exceed sixty-five percent (65%) of the outstanding equity ownership of such Subsidiary, together with all other assets which may at any time arise from such Interests (hereinafter collectively referred to as the "Interest Benefits" and individually as the "Interest Benefit"), to secure: (1) the obligations of any of the Loan Parties pursuant to that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005, by and between Borrower and Agent as may be amended from time to time (the "Credit Agreement"), (2) all reasonable costs and expenses incurred by the Agent in the enforcement of any of the Loan Parties’ obligations under the Credit Agreement; and (3) all liabilities of the Loan Parties to Agent now existing or hereafter incurred relating to the Credit Agreement, and any renewals and extensions thereof and substitutions therefor (with (1) through (3) together herein referred to as the "Obligations").  Atlantic Service, Atlantic Service (UK), Bertram & Graf and EuroKasco S.A.S. are jointly and severally referred to as “Subsidiary.”  Each capitalized term used but not defined herein shall have the meaning thereto in the Credit Agreement.

SHAREHOLDER WARRANTS, COVENANTS AND AGREES:

1.

Title.  Shareholder warrants that it has good title and ownership of the Collateral and except for the security interest hereby granted, the Collateral is free from any lien, security interest, encumbrance or claim, and the Shareholder will, at the Shareholder's sole cost and expense, defend any action which may effect the Agent's interest herein, or the Shareholder’s title to the Collateral.

2.

Perfection of Security Interest and Protection of Collateral.  In order to perfect the Agent’s security interest in the Interests and to protect such security interest in the Interests, Shareholder represents and warrants to Agent and Lender and covenants with Agent and Lenders as follows:

(a)

Shareholder hereby authorizes a Financing Statement on Form UCC-1 to be filed with the Secretary of State of Delaware listing Shareholder as debtor and Agent as secured party and describing the Interests as the collateral covered by such Financing Statement.  Continuation statements may be filed by the Agent from time to time.

(b)

Except for such Financing Statement in favor of Agent, no financing statement covering the interests is on file in any jurisdiction or shall be filed at any time before the Obligations are satisfied in full.  Shareholder has not granted possession or control of the Interests to any other person, and Shareholder shall not grant possession or control of the Interests to any other person at any time before the Obligations are satisfied in full.

(c)

At the request of Agent, Shareholder promptly will cause the Interests to be evidenced by investment securities and will deliver control of such Interests duly assigned to Agent to be held as collateral for the Obligations.  Without limiting the generality of the foregoing, upon Agent’s request Shareholder shall execute in blank such unit powers or other documents as Agent shall require, and such execution shall remain irrevocable during the term of this Agreement.  In that case, the originals of such unit powers shall be held in escrow by the Agent.

3.

Payment.  Shareholder shall repay immediately all sums expended by the Agent to protect its rights in accordance with the terms and provisions of this Agreement or incurred by Agent to protect, perfect or enforce its rights hereunder, including all reasonable attorneys' fees, including fees on appeal, whether suit be brought or not, provided, however, that the Agent shall bear any recording costs necessary to protect its rights hereunder.

4.

Additional Pledge and Warranty.  Shareholder warrants that the Collateral constitutes sixty-five percent (65%) of the outstanding capital and voting interest of the Subsidiary and in the event Subsidiary authorizes additional interest to be issued, Shareholder will pledge additional interest in Subsidiary to Agent so that at no time will the interest pledged to Agent be less than sixty-five percent (65%) of the outstanding capital and voting interest of each Subsidiary.  In the event that the Collateral exceeds sixty-five percent (65%) of all outstanding Interest of each Subsidiary, then such excess Interest shall automatically be deemed released from the Collateral.

SHAREHOLDER AND AGENT AGREE:

1.

Attorney-in-Fact.  Shareholder hereby appoints Agent as Shareholder’s attorney-in-fact to do any and every act which Shareholder is obligated under this Agreement to do, and exercise all rights of the Shareholder in the Collateral consistent herewith and to make collections and to execute any and all papers and instruments and to do other things necessary to preserve and protect the Collateral and the Agent's interest in the said Collateral.

2.

Time of Performance and Waiver.  In performing any act under this Agreement, time shall be of the essence.  The failure of the Agent to exercise any right or remedy shall not be a waiver of any obligation of the Shareholder or right of the Agent or constitute a waiver of any other similar default subsequently occurring.

3.

Default.  Any default as set forth in the Credit Agreement shall constitute a default hereunder, entitling Agent to the remedies set forth in the Credit Agreement.

4.

Miscellaneous Provisions.

(a)

Parties Bound.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and assigns where permitted under this Agreement.

(b)

Legal Construction.  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision thereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA.

      (d)

Jurisdiction. SHAREHOLDER AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA SITTING IN ORANGE COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE MIDDLE DISTRICT, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)

Waiver of Venue.  SHAREHOLDER AND EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (C) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.